                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07102

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact name of Registrant as specified in charter)

                                   ----------

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
               (Address of principal executive offices) (Zip code)

                               c/o CT Corporation
                               101 Federal Street
                                Boston, MA 02110
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-877-446-3863

                     DATE OF FISCAL YEAR END: JULY 31, 2010

                     DATE OF REPORTING PERIOD: JULY 31, 2010

                       THE ADVISORS' INNER CIRCLE FUND II

REAVES SELECT RESEARCH FUND
ANNUAL REPORT                                                      JULY 31, 2010

                              W.H. REAVES & COMPANY
                              INVESTMENT MANAGEMENT

ITEM 1. REPORTS TO STOCKHOLDERS.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND
                                                                   JULY 31, 2010

                                TABLE OF CONTENTS

Shareholders' Letter ......................................................    1
Schedule of Investments ...................................................    6
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statement of Changes in Net Assets ........................................   11
Financial Highlights ......................................................   12
Notes to Financial Statements .............................................   14
Report of Independent Registered Public Accounting Firm ...................   22
Trustees and Officers of the Advisors' Inner Circle Fund II ...............   23
Disclosure of Fund Expenses ...............................................   31
Notice to Shareholders ....................................................   33
Approval of Investment Advisory Agreement .................................   34
Shareholder Voting Results ................................................   37

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-342-7058; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

SHAREHOLDERS' LETTER

July 31, 2010
To the Shareholders of the Reaves Select Research Fund:

This annual letter covers the twelve months ended July 31, 2010. Total return for the period, net of expenses, on the Institutional shares was 6.58%; for the Investor shares the return was 6.14%. The Fund made four dividend distributions during the year totaling $0.1200 per share for the Institutional shares and $0.1022 per share for the Investor shares.

The year was a turbulent period for equities, with stock prices generally moving higher through the end of April as the market discounted a slow but apparently steady recovery. Since April, equity markets took back some of the gains made earlier in the year. Investors focused on possible European sovereign debt defaults, anemic consumer demand and the relatively slow growth of industrial production. Demand for oil, natural gas, electric power, and telecom services generally improved during the period. Crude oil prices were volatile but strengthened during the year to a closing price of $78.99 at July 31st.

The oil leak in the Gulf of Mexico negatively impacted the performance of the Fund's underlying portfolio. Transocean and BP declined the most. The uncertainties surrounding the events in the Gulf made a fundamental analysis of BP's valuation, cash flow, contingent liabilities, and dividend policy highly speculative, and we eliminated the position. We have maintained our investments in oil service including Transocean and Schlumberger, and several of the integrated majors, including Exxon Mobil, as we find valuations and dividends at current levels attractive. Longer term, we have a positive outlook for oil, oil service and increased production and consumption of domestic natural gas.

Within the context of a sluggish economy, and an environmental crisis in the Gulf, most portfolio companies performed very well. Twenty-three of the forty-two companies in the portfolio increased their dividend in the past twelve months. Each of the companies owned by the Fund is quite strong financially and, in our estimation, able to weather the current period of slow economic growth. Dividend payout ratios are not extended. It is our expectation that at least half of the companies will be in a position to raise their dividend again over the next twelve months.

Within the utilities sector, focus remains primarily on regulated utilities in states with supportive regulatory regimes. For most of the period we have avoided the electricity generators. Overall, the utilities in the portfolio achieved a total return of 16.2%. Recovery of electric demand this year is expected to be modest. In our view, overall demand for electricity in the United States will remain below prior

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

peaks as a result of the weak economic recovery and increasingly successful conservation efforts. Decoupling of electric utility revenues from sales has been adopted in some states, and is under consideration in some others, in an effort to reduce electricity consumption. Decoupling provides utilities a financial incentive to invest in conservation efforts.

The outlook for increased natural gas utilization remains favorable. Gas utilization in the US will grow because it is the cleanest of the fossil fuels and domestic supplies are ample. A political consideration is that domestic natural gas can be substituted for imported oil from the Middle East and elsewhere. Significant gas price increases are not expected because growing demand can be met by growing supply from various domestic sources, including shale. Companies such as Oneok, Williams and EQT are positioned to profit from increased gas volumes and are focused on gathering, processing, transporting, storing and local distribution. Williams and EQT also have significant natural gas reserves.

The telephone stocks in the portfolio generated a total return of 11.7% over the period. BCE, the largest of the Canadian carriers, was an important contributor to performance. Efforts to get its wireless business back on track proved successful and were reflected in increasing market share and higher revenue per user. The improvement in operations allowed the company to increase its dividend twice during calendar 2010. We remain focused on the high-yielding rural telecom space, where industry consolidation has generated significant synergies resulting in improving cash flow. During the period, CenturyLink successfully integrated Embarq and announced the acquisition of Qwest Communications. Frontier Communications closed on its acquisition of about four million access lines, mostly rural, divested by Verizon. In the wireless sector, we think the recent announcement of tiered broadband pricing by AT&T may be the first step back to more rational pricing based on usage.

We believe the Fund's portfolio exhibits several fundamental strengths. The current income stream of 3.5% is significantly superior to the current ten-year U.S. Treasury at 2.58%; dividend increases support a rising income stream; as is evident in the current economic slowdown, the earnings power of the portfolio investments is driven by the relatively non-discretionary nature of the products and services provided; individual holdings are liquid and pricing is transparent; balance sheet leverage is reasonable; dividend payout ratios are such that companies can maintain their dividend policies during a period of economic weakness; dilutive equity offerings are not a risk; within our sectors there is significant diversification as to business model, regulatory oversight and markets served.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

As always, we appreciate your continued support.

Respectfully submitted,


/s/ Ronald J. Sorenson

Ronald J. Sorenson

THE ABOVE COMMENTARY REPRESENTS MANAGEMENT'S ASSESSMENT OF THE FUND AND THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

                      DEFINITION OF THE COMPARATIVE INDICES

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 Utilities Sector Index is a subset of the S&P 500 Index that contains those securities that fall under the utilities sector. This equity index does not have the telecommunications or energy equities that are contained in the Fund.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

Growth of a $10,000 Investment

                              ANNUAL TOTAL RETURNS
                         FOR PERIOD ENDED JULY 31, 2010*

                                                                        Annualized
                                                               5 Year    Inception
                               1 Year Return   3 Year Return   Return     to date
                               -------------   -------------   ------   ----------
Reaves Select Research Fund,
   Institutional Class              6.58%          -8.25%       0.06%      2.87%
S&P 500 Index                      13.84%          -6.78%      -0.17%      0.39%
S&P 500 Utilities Index             9.47%          -3.30%       2.60%      5.25%

                               (PERFORMANCE GRAPH)

                     Reaves Select Research
Initial Investment     Fund, Institutional                        S&P 500
       Date                  Shares           S&P 500 Index   Utilities Index
------------------   ----------------------   -------------   ----------------
12/22/04                    $10,000               $10,000         $10,000
JUL 05                      $11,686               $10,310         $11,716
JUL 06                      $12,829               $10,865         $12,734
JUL 07                      $15,177               $12,617         $14,730
JUL 08                      $15,385               $11,218         $15,316
JUL 09                      $10,999               $ 8,979         $12,168
JUL 10                      $11,722               $10,221         $13,320

*    INSTITUTIONAL CLASS SHARES WERE OFFERED BEGINNING DECEMBER 22, 2004.

  THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED,
                    MAY BE WORTH LESS THAN ITS ORIGINAL COST.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE
         CONSIDERED A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND.

 THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

 INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN
            THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER.
       PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

   THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY
     MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL
                                   SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
 ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IF THE ADVISER HAD NOT
    LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 3.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

Growth of a $10,000 Investment

                              ANNUAL TOTAL RETURNS
                        FOR PERIOD ENDED JULY 31, 2010**

                                                                        Annualized
                                                               5 Year    Inception
                               1 Year Return   3 Year Return   Return     to date
                               -------------   -------------   ------   ----------
Reaves Select Research Fund,
  Investor Class                    6.14%          -8.51%      -0.20%     1.61%
S&P 500 Index                      13.84%          -6.78%      -0.17%     0.77%
S&P 500 Utilities Index             9.47%          -3.30%       2.60%     4.79%

                               (PERFORMANCE GRAPH)

                     Reaves Select Research
Initial Investment       Fund, Investor                           S&P 500
       Date                   Class           S&P 500 Index   Utilities Index
------------------   ----------------------   -------------   ----------------
3/30/05                     $10,000              $10,000           $10,000
JUL 05                      $10,997              $10,507           $11,292
JUL 06                      $12,040              $11,072           $12,272
JUL 07                      $14,219              $12,858           $14,197
JUL 08                      $14,368              $11,432           $14,761
JUL 09                      $10,258              $ 9,150           $11,727
JUL 10                      $10,888              $10,416           $12,838

**   INVESTOR CLASS SHARES WERE OFFERED BEGINNING MARCH 30, 2005.

  THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN
              AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE
        SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE
         CONSIDERED A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND.

 THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS,
DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN
            THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER.
      PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

   THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY
     MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL
                                   SECURITIES.

  RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IF THE ADVISER HAD
  NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 3.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND
                                                                   JULY 31, 2010

SECTOR WEIGHTINGS+

                                   (BAR CHART)

Electric Utilities                       33.1%
Energy                                   24.8%
Gas                                      17.2%
Telecommunication Services               14.2%
Financial Services                        4.5%
Water Utilities                           2.9%
Short-Term Investments                    1.7%
Information Technology                    0.6%
Broadcasting, Newspapers & Advertising    0.6%
Materials                                 0.4%

+ PERCENTAGES BASED ON TOTAL INVESTMENTS. MORE NARROW INDUSTRIES ARE UTILIZED FOR COMPLIANCE PURPOSES, WHEREAS BROAD SECTORS ARE UTILIZED FOR REPORTING PURPOSES.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 98.5%

                                                     SHARES      VALUE
                                                    -------   -----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 0.6%
   Comcast, Cl A.................................    15,000   $   292,050
                                                              -----------
ELECTRIC UTILITIES -- 33.1%
   Calpine *.....................................    81,000     1,093,500
   CMS Energy....................................   110,000     1,751,200
   Edison International..........................    30,000       994,500
   Integrys Energy Group.........................    50,000     2,367,500
   ITC Holdings..................................    19,000     1,078,060
   NextEra Energy................................    20,000     1,046,000
   NiSource......................................    24,300       400,950
   NSTAR.........................................    45,000     1,672,200
   NV Energy.....................................    25,000       317,500
   OGE Energy....................................    35,000     1,387,400
   Pinnacle West Capital.........................    53,200     2,026,388
   SCANA.........................................    30,000     1,149,300
   TECO Energy...................................    25,000       408,500

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND
                                                                   JULY 31, 2010

COMMON STOCK -- continued

                                                     SHARES      VALUE
                                                    -------   -----------
ELECTRIC UTILITIES -- CONTINUED
   Wisconsin Energy..............................    25,000   $ 1,357,000
                                                              -----------
                                                               17,049,998
                                                              -----------
ENERGY -- 24.8%
   Cameron International *.......................    18,000       712,620
   Cenovus Energy................................    28,600       806,520
   Chevron.......................................    17,000     1,295,570
   EOG Resources.................................    14,000     1,365,000
   Exxon Mobil...................................    32,000     1,909,760
   Occidental Petroleum..........................    10,000       779,300
   Petroleo Brasileiro ADR.......................    10,000       364,000
   Schlumberger..................................    11,500       686,090
   Southwestern Energy...........................    25,000       911,250
   Transocean *..................................    27,600     1,275,396
   Ultra Petroleum *.............................    13,500       571,995
   Weatherford International.....................    45,000       729,000
   Williams......................................    70,000     1,358,700
                                                              -----------
                                                               12,765,201
                                                              -----------
FINANCIAL SERVICES -- 4.6%
   Berkshire Hathaway, Cl B *....................    30,000     2,343,600
                                                              -----------
GAS -- 17.3%
   Enterprise Products Partners (A)..............    13,000       491,270
   EQT...........................................    63,500     2,329,180
   MarkWest Energy Partners (A)..................     6,000       208,920
   Oneok.........................................    50,000     2,326,500
   Sempra Energy.................................    28,500     1,417,875
   South Jersey Industries.......................    45,000     2,102,400
                                                              -----------
                                                                8,876,145
                                                              -----------
INFORMATION TECHNOLOGY -- 0.6%
   Itron *.......................................     4,500       292,815
                                                              -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND
                                                                   JULY 31, 2010

COMMON STOCK -- concluded

                                                     SHARES      VALUE
                                                    -------   -----------
MATERIALS -- 0.4%
   Nalco Holding.................................     9,000   $   219,510
                                                              -----------
TELECOMMUNICATION SERVICES -- 14.2%
   AT&T..........................................    73,000     1,893,620
   BCE...........................................    30,000       918,300
   CenturyLink...................................    61,500     2,190,630
   Frontier Communications.......................   170,000     1,298,800
   Telefonica ADR................................    15,000     1,026,600
                                                              -----------
                                                                7,327,950
                                                              -----------
WATER UTILITIES -- 2.9%
   American Water Works..........................    69,300     1,481,634
                                                              -----------
   TOTAL COMMON STOCK
      (Cost $49,585,222).........................              50,648,903
                                                              -----------
SHORT-TERM INVESTMENT -- 1.7%
   SEI Daily Income Trust Treasury II Fund, Cl B,
      0.010% (B)
      (Cost $883,287)............................   883,287       883,287
                                                              -----------
TOTAL INVESTMENTS-- 100.2%
   (Cost $50,468,509)............................             $51,532,190
                                                              ===========

     PERCENTAGES ARE BASED ON NET ASSETS OF $51,456,252.

*    NON-INCOME PRODUCING SECURITY.

(A) SECURITIES CONSIDERED A MASTER LIMITED PARTNERSHIP. AT JULY 31, 2010, THESE SECURITIES AMOUNTED TO $700,190 OR 1.36% OF NET ASSETS.

(B)  RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF JULY 31, 2010.

ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND
                                                                   JULY 31, 2010

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
   Investments at Value (Cost $50,468,509) ......................   $ 51,532,190
   Cash .........................................................         11,310
   Receivable for Investment Securities Sold ....................      1,722,007
   Dividends Receivable .........................................        132,166
   Prepaid Expenses .............................................         12,992
   Receivable for Capital Shares Sold ...........................          9,990
                                                                    ------------
      TOTAL ASSETS ..............................................     53,420,655
                                                                    ------------
LIABILITIES:
   Payable for Investment Securities Purchased ..................      1,869,427
   Payable due to Investment Adviser ............................         22,055
   Payable due to Administrator .................................         10,574
   Chief Compliance Officer Fees Payable ........................          3,390
   Payable for Capital Shares Redeemed ..........................          2,000
   Payable due to Trustees ......................................          1,676
   Payable due to Distributor ...................................            382
   Other Accrued Expenses .......................................         54,899
                                                                    ------------
      TOTAL LIABILITIES .........................................      1,964,403
                                                                    ------------
NET ASSETS ......................................................   $ 51,456,252
                                                                    ============
NET ASSETS CONSIST OF:
   Paid-in-Capital ..............................................   $ 63,928,103
   Undistributed Net Investment Income ..........................        368,296
   Accumulated Net Realized Loss on Investments .................    (13,903,828)
   Net Unrealized Appreciation on Investments ...................      1,063,681
                                                                    ------------
   NET ASSETS ...................................................   $ 51,456,252
                                                                    ============
   Net Asset Value, Offering and Redemption Price Per Share --
      (unlimited authorization -- no par value)
      Institutional Class Shares ($48,929,180 / 7,164,811) ......   $       6.83
                                                                    ============
   Net Asset Value, Offering and Redemption Price Per Share --
      (unlimited authorization -- no par value)
      Investor Class Shares ($2,527,072 / 369,784) ..............   $       6.83
                                                                    ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                        REAVES SELECT RESEARCH
                                                          FUND FOR THE YEAR
                                                          ENDED JULY 31, 2010

STATEMENT OF OPERATIONS

INVESTMENT INCOME
Dividend Income ......................................................   $ 1,984,084
   Less: Foreign Taxes Withheld ......................................       (53,799)
                                                                         -----------
   TOTAL INVESTMENT INCOME ...........................................     1,930,285
                                                                         -----------
EXPENSES:
Investment Advisory Fees .............................................       405,975
Administration Fees ..................................................       119,638
Chief Compliance Officer Fees ........................................         8,486
Trustees' Fees .......................................................         7,801
Distribution Fees (1) ................................................         6,923
Transfer Agent Fees ..................................................        87,157
Legal Fees ...........................................................        45,721
Registration Fees ....................................................        32,304
Printing Fees ........................................................        24,883
Audit Fees ...........................................................        19,308
Custodian Fees .......................................................         5,260
Insurance and Other Expenses .........................................        11,240
                                                                         -----------
   TOTAL EXPENSES ....................................................       774,696
                                                                         -----------
Less: Investment Advisory Fees Waived ................................       (63,992)
Less: Fees Paid Indirectly ...........................................           (74)
                                                                         -----------
   NET EXPENSES ......................................................       710,630
                                                                         -----------
NET INVESTMENT INCOME ................................................     1,219,655
                                                                         -----------
NET REALIZED LOSS ON INVESTMENTS .....................................    (1,865,222)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS ..     3,876,137
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ......................     2,010,915
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................   $ 3,230,570
                                                                         ===========

(1)  ATTRIBUTABLE TO INVESTOR CLASS SHARES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                             JULY 31, 2010   JULY 31, 2009
                                                             -------------   -------------
OPERATIONS:
   Net Investment Income .................................   $  1,219,655    $  1,474,602
   Net Realized Loss on Investments ......................     (1,865,222)    (11,865,659)
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments .....................................      3,876,137     (11,890,515)
                                                             ------------    ------------
   NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
      OPERATIONS .........................................      3,230,570     (22,281,572)
                                                             ------------    ------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income
      Institutional Class Shares .........................       (888,874)     (1,430,540)
      Investor Class Shares ..............................        (40,102)        (44,062)
                                                             ------------    ------------
   Total Net Investment Income ...........................       (928,976)     (1,474,602)
                                                             ------------    ------------
   Net Realized Gains
      Institutional Class Shares .........................             --      (6,333,219)
      Investor Class Shares ..............................             --        (433,401)
                                                             ------------    ------------
   Total Net Realized Gains ..............................             --      (6,766,620)
                                                             ------------    ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .....................       (928,976)     (8,241,222)
                                                             ------------    ------------
CAPITAL SHARE TRANSACTIONS(1)
   Institutional Class Shares
      Issued .............................................      4,315,749       2,682,468
      Reinvestment of Distributions ......................        571,442       6,497,754
      Redeemed ...........................................     (8,540,193)     (4,265,785)
                                                             ------------    ------------
   Net Institutional Class Capital Share Transactions ....     (3,653,002)      4,914,437
                                                             ------------    ------------
   Investor Class Shares
      Issued .............................................      1,051,533         513,986
      Reinvestment of Distributions ......................         36,814         465,113
      Redeemed ...........................................     (1,373,829)     (1,679,948)
                                                             ------------    ------------
   Net Institutional Class Capital Share Transactions ....       (285,482)       (700,849)
                                                             ------------    ------------
   NET INCREASE/(DECREASE) FROM CAPITAL SHARE
      TRANSACTIONS .......................................     (3,938,484)      4,213,588
                                                             ------------    ------------
      TOTAL DECREASE IN NET ASSETS .......................     (1,636,890)    (26,309,206)
                                                             ------------    ------------
NET ASSETS:
   Beginning of Year .....................................     53,093,142      79,402,348
                                                             ------------    ------------
   End of Year (including undistributed net investment
      income of $368,296 and $96,809, respectively) ......   $ 51,456,252    $ 53,093,142
                                                             ============    ============

(1)  FOR SHARE TRANSACTIONS, SEE NOTE 6 IN THE NOTES TO FINANCIAL STATEMENTS.

AMOUNTS DESIGNATED AS "--" ARE $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

FINANCIAL HIGHLIGHTS

                                    Selected Per Share Data & Ratios
                                    For a Share Outstanding Throughout the Years

                                                                   Institutional Class Shares
                                                    -------------------------------------------------------
                                                      Year        Year         Year       Year       Year
                                                      Ended      Ended        Ended      Ended      Ended
                                                    July 31,    July 31,     July 31,   July 31,   July 31,
                                                      2010        2009         2008       2007       2006
                                                    --------    --------     --------   --------   --------
Net Asset Value,
Beginning of Year ...............................   $  6.52     $ 10.96      $ 12.73    $ 11.81    $ 11.57
                                                    -------     -------      -------    -------    -------
Income from Operations:
   Net Investment Income(1) .....................      0.16        0.19         0.30       0.22       0.25
   Net Realized and Unrealized Gain
      (Loss) on Investments .....................      0.27       (3.45)        0.05##     1.85       0.83
                                                    -------     -------      -------    -------    -------
Total from Operations ...........................      0.43       (3.26)        0.35       2.07       1.08
                                                    -------     -------      -------    -------    -------
Dividends and Distributions from:
   Net Investment Income ........................     (0.12)      (0.19)       (0.29)     (0.22)     (0.25)
   Net Realized Gains ...........................        --       (0.99)       (1.83)     (0.93)     (0.59)
                                                    -------     -------      -------    -------    -------
Total Dividends and Distributions ...............     (0.12)      (1.18)       (2.12)     (1.15)     (0.84)
                                                    -------     -------      -------    -------    -------
Net Asset Value, End of Year ....................   $  6.83     $  6.52      $ 10.96    $ 12.73    $ 11.81
                                                    =======     =======      =======    =======    =======
TOTAL RETURN + ..................................      6.58%++   (28.51)%++     1.37%     18.30%      9.78%++
                                                    =======     =======      =======    =======    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands) .............   $48,929     $50,394      $74,026    $77,836    $70,129
Ratio of Expenses to Average Net
    Assets (including waivers, reimbursements,
   excluding fees paid indirectly) ..............      1.30%       1.30%        1.15%      1.19%      1.30%
Ratio of Expenses to Average Net
   Assets (excluding waivers, reimbursements
   and fees paid indirectly) ....................      1.42%       1.44%        1.15%      1.19%      1.30%
Ratio of Net Investment Income to
   Average Net Assets ...........................      2.27%       2.87%        2.49%      1.79%      2.18%
Portfolio Turnover Rate .........................        89%         72%          66%        84%        54%

+ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES NOT BEEN WAIVED AND EXPENSES ASSUMED BY THE ADVISER DURING THE PERIOD.

## THE AMOUNT SHOWN FOR THE YEAR ENDED JULY 31, 2008 FOR A SHARE OUTSTANDING DOES NOT ACCORD WITH AGGREGATE NET LOSSES ON INVESTMENTS FOR THAT PERIOD BECAUSE OF THE SALES AND REPURCHASES OF THE FUND SHARES IN RELATION TO THE FLUCTUATING MARKET VALUE OF INVESTMENTS OF THE FUND.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

AMOUNTS DESIGNATED AS "--" ARE $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

FINANCIAL HIGHLIGHTS

                                    Selected Per Share Data & Ratios
                                    For a Share Outstanding Throughout the Years

                                                                       Investor Class Shares
                                                    -------------------------------------------------------
                                                      Year        Year         Year       Year       Year
                                                      Ended      Ended        Ended      Ended      Ended
                                                    July 31,    July 31,     July 31,   July 31,   July 31,
                                                      2010        2009         2008     2007####     2006
                                                    --------    --------     --------   --------   --------
Net Asset Value,
Beginning of Year ...............................   $ 6.53      $ 10.96      $ 12.74     $11.81     $11.57
                                                    ------      -------      -------     ------     ------
Income from Operations:
   Net Investment Income(1) .....................     0.14         0.17         0.27       0.19       0.22
   Net Realized and Unrealized Gain/(Loss)
      on Investments ............................     0.26        (3.44)        0.04##     1.86       0.83
                                                    ------      -------      -------     ------     ------
Total from Operations ...........................     0.40        (3.27)        0.31       2.05       1.05
                                                    ------      -------      -------     ------     ------
Dividends and Distributions from:
   Net Investment Income ........................    (0.10)       (0.17)       (0.26)     (0.19)     (0.22)
   Net Realized Gains ...........................       --        (0.99)       (1.83)     (0.93)     (0.59)
                                                    ------      -------      -------     ------     ------
Total Dividends and Distributions ...............    (0.10)       (1.16)       (2.09)     (1.12)     (0.81)
                                                    ------      -------      -------     ------     ------
Net Asset Value, End of Year ....................   $ 6.83      $  6.53      $ 10.96     $12.74     $11.81
                                                    ======      =======      =======     ======     ======
TOTAL RETURN + ..................................     6.14%++    (28.60)%++     1.05%     18.09%      9.49%++
                                                    ======      =======      =======     ======     ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands) .............   $2,527      $ 2,699      $ 5,376     $4,332     $3,074
Ratio of Expenses to Average Net Assets
   (including waivers, reimbursements,
   excluding fees paid indirectly) ..............     1.55%        1.55%        1.40%      1.44%      1.65%
Ratio of Expenses to Average Net Assets
   (excluding waivers, reimbursements and
   fees paid indirectly) ........................     1.67%        1.68%        1.40%      1.44%      1.65%
Ratio of Net Investment Income to Average
   Net Assets ...................................     2.03%        2.53%        2.19%      1.53%      1.87%
Portfolio Turnover Rate .........................       89%          72%          66%        84%        54%

+ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES NOT BEEN WAIVED AND EXPENSES ASSUMED BY THE ADVISER DURING THE PERIOD.

## THE AMOUNT SHOWN FOR THE YEAR ENDED JULY 31, 2008 FOR A SHARE OUTSTANDING DOES NOT ACCORD WITH AGGREGATE NET LOSSES ON INVESTMENTS FOR THAT PERIOD BECAUSE OF THE SALES AND REPURCHASES OF THE FUND SHARES IN RELATION TO THE FLUCTUATING MARKET VALUE OF INVESTMENTS OF THE FUND.

#### EFFECTIVE AUGUST 1, 2006, ALL EXISTING CLASS A SHARES OF THE REAVES SELECT
     RESEARCH FUND WERE RECLASSIFIED AS INVESTOR CLASS SHARES.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

AMOUNTS DESIGNATED AS "--" ARE $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors' Inner Circle Fund II (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with twenty-eight funds. The financial statements herein are those of the Reaves Select Research Fund (the "Fund"). The financial statements of the remaining funds are presented separately. The investment objective of the Fund is total return from income and capital growth. The Fund is a diversified fund, and invests primarily in securities of domestic and foreign public utility and energy companies, with a concentration (at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The assets of each fund of the Trust are segregated, and a shareholder's interest is limited to the fund of the Trust in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

     USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION-- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund will seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Trust's Board of

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

     Trustees (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2010, there were no fair valued securities.

     In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Portfolios disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level
     1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

          - Level 1 - quoted prices in active markets for identical securities.

          - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

          - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended July 31, 2010, there have been no significant changes to the Fund's fair value methodologies and there have been no significant transfers between Level 1 and Level 2 assets and liabilities. As of July 31, 2010, all the investments for the Fund are classified as Level 1. For details of investment classifications, reference the Schedule of Investments.

     In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-6, Fair Value Measurements

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

     and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Trust adopted ASU No. 2010-6 on January 1, 2010. The adoption of ASU No. 2010-6 did not have any impact on the Fund's financial statements.

     FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identifications. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

     CLASSES -- Class specific expenses are borne by that class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund's Institutional Class has established a policy of a $0.03 minimum quarterly distribution. To the extent such distributions are in excess of net investment

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

     income, they are deemed to be paid from short-term or long-term gains to the extent such gains are available. To the extent these amounts are not available; distributions are deemed to be paid from capital. Any net realized capital gains are distributed to shareholders at least annually.

3. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers and the trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's advisers and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

Effective December 21, 2009, the Fund and the Administrator are parties to an amended Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

     0.12% on the first $300 million of the Fund's average daily net assets; 0.08% on the next $200 million of the Fund's average daily net assets; and 0.06% on the Fund's average daily net assets over $500 million.

Also effective December 21, 2009, each fund is subject to a minimum annual administration fee of $125,000, provided that the Fund is subject to a minimum annual administration fee of $112,500 until December 20, 2010, after which such minimum annual administration fee shall be $125,000. The minimum annual administration fee for the each fund (other than the Fund) shall be increased by $15,000 per additional class, and the Fund shall be increased by $12,000 per additional class established after the date of the Administration Agreement.

Prior to December 21, 2009, the Administrator provided services to the Fund at an annual rate of:

     0.09% on the first $50 million of the Fund's average daily net assets; 0.10% on the next $50 million of the Fund's average daily net assets; 0.12% on the next $200 million of the Fund's average daily net assets; 0.08% on the next $200 million of the Fund's average daily net assets; and 0.06% on the Fund's average daily net assets over $500 million.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated on November 16, 2004. The Fund has adopted a Distribution Plan (the "Plan") for Investor Class Shares. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund's average net assets attributable to Investor Class Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses.

During the year ended July 31, 2010, the Fund earned credits of $74, which were used to offset transfer agent expenses. This amount is listed as "Fees Paid Indirectly" on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, W. H. Reaves & Co., Inc. (the "Adviser"), provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund's total annual operating expenses from exceeding 1.30% and 1.55% of the Institutional and Investor Class Shares' average daily net assets, respectively.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

6. Share Transactions:

                                                  Year Ended      Year Ended
                                                July 31, 2010   July 31, 2009
                                                -------------   -------------
Share Transactions:
   Institutional Class Shares
      Issued ................................       593,752         460,204
      Reinvestment of Distributions .........        82,322       1,089,094
      Redeemed ..............................    (1,236,219)       (580,268)
                                                 ----------      ----------
   Net Institutional Class Shares Capital
      Share Transactions ....................      (560,145)        969,030
                                                 ----------      ----------
   Investor Class Shares
      Issued ................................       148,385          75,875
      Reinvestment of Distributions .........         5,286          77,731
      Redeemed ..............................      (197,388)       (230,633)
                                                 ----------      ----------
   Net Investor Class Shares Capital
      Share Transactions ....................       (43,717)        (77,027)
                                                 ----------      ----------
   Net Increase/(Decrease) in Shares
      Outstanding from Share Transactions ...      (603,862)        892,003
                                                 ==========      ==========

7. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments, for the year ended July 31, 2010 were $46,739,112 and $50,792,914, respectively. There were no purchases or sales of long-term U.S. Government securities.

8. Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income
(loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily due to partnership adjustments have been reclassified to (from) the following accounts:

Undistributed Net   Accumulated Realized
Investment Income       Gain/(Loss)        Paid-in Capital
-----------------   --------------------   ---------------
    $(19,192)              $19,240              $(48)

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

The tax character of dividends and distributions declared during the fiscal years ended July 31, 2010 and 2009 was as follows:

                           Long-Term
       Ordinary Income   Capital Gain      Total
       ---------------   ------------   ----------
2010     $  928,976       $       --    $  928,976
2009      5,466,523        2,774,699     8,241,222

As of July 31, 2010, the components of Accumulated Losses on a tax basis were as follows:

Undistributed Ordinary Income   $    368,296
Capital Loss Carryforwards       (11,553,041)
Post-October Losses               (1,979,319)
Unrealized Appreciation              692,213
                                ------------
Total Accumulated Losses        $(12,471,851)
                                ============

Post-October losses represent losses realized on investment transactions from November 1, 2009 through July 31, 2010, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future capital gains. They are as follows:

Expires        Amount
-------     -----------
July 2017   $ 1,361,196
July 2018    10,191,845

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at July 31, 2010 were as follows:

              Aggregate Gross   Aggregate Gross
  Federal        Unrealized        Unrealized     Net Unrealized
  Tax Cost      Appreciation      Depreciation     Appreciation
-----------   ---------------   ---------------   --------------
$50,839,977      $4,581,531       $(3,889,318)       $692,213

9. Concentration/Risks:

The Fund has adopted a policy to concentrate its investments (at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. To the extent that the Fund's investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

10. Other:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11 Subsequent Event:

On August 27, 2010 a Special Meeting of the Shareholders of the Reaves Select Research Fund (the "Special Meeting") was held to consider the proposal to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and W.H. Reaves & Co., Inc., the adviser to the Fund (the "Proposal"). At the Special Meeting the Proposal was approved. Please refer to page 37 for shareholder voting results.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Reaves Select Research Fund of The Advisors' Inner Circle Fund II

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Reaves Select Research Fund (one of the series constituting The Advisors' Inner Circle Fund II (the "Trust")) as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Reaves Select Research Fund of The Advisors' Inner Circle Fund II at July 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        ERNST & YOUNG LLP

Philadelphia, Pennsylvania
September 27, 2010

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940





                                                  POSITION(S)
                NAME, ADDRESS,                     HELD WITH                   TERM OF OFFICE AND
               DATE OF BIRTH (1)                   THE TRUST                LENGTH OF TIME SERVED(2)
----------------------------------------------   -------------   ---------------------------------------------
INTERESTED
BOARD MEMBERS
ROBERT A. NESHER                                  Chairman of                     (Since 1991)
8/17/46                                           the Board of
                                                    Trustees













WILLIAM M. DORAN                                    Trustee                       (since 1992)
1701 Market Street
Philadelphia, PA 19103
5/26/40











----------
(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-342-7058. The following chart lists the Trustees and Officers as of July 31, 2010.

                                                   NUMBER OF
                                                    FUNDS IN
                                                 THE ADVISORS'
                                                 INNER CIRCLE
                                                    FUND II
                                                  OVERSEEN BY                 OTHER DIRECTORSHIPS
  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     BOARD MEMBER              HELD BY BOARD MEMBER(3)
----------------------------------------------   -------------   ---------------------------------------------


Currently performs various services on behalf          28        Trustee of The Advisors' Inner Circle Fund,
of SEI Investments for which Mr. Nesher is                       Bishop Street Funds, SEI Asset Allocation
compensated.                                                     Trust, SEI Daily Income Trust, SEI
                                                                 Institutional International Trust, SEI
                                                                 Institutional Investments Trust, SEI
                                                                 Institutional Managed Trust, SEI Liquid Asset
                                                                 Trust, SEI Tax Exempt Trust, SEI Opportunity
                                                                 Master Fund, L.P., SEI Opportunity Fund,
                                                                 L.P., SEI Global Master Fund, PLC, SEI Global
                                                                 Assets Fund, PLC, SEI Global Investments
                                                                 Fund, PLC, SEI Investments Global, Limited,
                                                                 SEI Investments Global Fund Services,
                                                                 Limited, SEI Investments (Europe), Ltd., SEI
                                                                 Investments Unit Trust Management (UK),
                                                                 Limited and SEI Global Nominee Ltd.

Self-employed Consultant since 2003. Partner,          28        Director of SEI Investments Company and SEI
Morgan, Lewis & Bockius LLP (law firm) from                      Investments Distribution Co., SEI Investments
1976-2003, counsel to the Trust, SEI, SIMC,                      Global Fund Services Global Limited, Trustee
the Administrator and the Distributor.                           of The Advisors' Inner Circle Fund, Bishop
Secretary of SEI Investments since 1978.                         Street Funds, SEI Asset Allocation Trust, SEI
                                                                 Daily Income Trust, SEI Index Funds. SEI
                                                                 Institutional International Trust, SEI
                                                                 Institutional Investments Trust, SEI
                                                                 Institutional Managed Trust, SEI Liquid Asset
                                                                 Trust, SEI Tax Exempt Trust, SEI Investments
                                                                 Global Fund Services Limited, SEI Investments
                                                                 Global, Limited, SEI Investments (Europe),
                                                                 Limited, SEI Investments (Asia), Limited and
                                                                 SEI Asset Korea Co., Ltd.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND





                                                  POSITION(S)
                NAME, ADDRESS,                     HELD WITH                   TERM OF OFFICE AND
                    AGE (1)                        THE TRUST                LENGTH OF TIME SERVED(2)
----------------------------------------------   -------------   ---------------------------------------------
INDEPENDENT
BOARD MEMBERS
JAMES M. STOREY                                     Trustee                       (Since 1994)
4/12/31









GEORGE J. SULLIVAN, JR.                             Trustee                       (Since 1999)
11/13/42












BETTY L. KRIKORIAN                                  Trustee                       (Since 2005)
1/23/43





CHARLES E. CARLBOM                                  Trustee                       (Since 2005)
8/20/34


----------
(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

                                                   NUMBER OF
                                                    FUNDS IN
                                                 THE ADVISORS'
                                                 INNER CIRCLE
                                                    FUND II
                                                  OVERSEEN BY                 OTHER DIRECTORSHIPS
  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     BOARD MEMBER              HELD BY BOARD MEMBER(3)
----------------------------------------------   -------------   ---------------------------------------------


Attorney, Solo Practitioner since 1994.                28        Trustee of The Advisors' Inner Circle Fund,
Partner, Dechert, September 1987-December                        Bishop Street Funds, Massachusetts Health and
1993.                                                            Education Tax-Exempt Trust, and U.S.
                                                                 Charitable Gift Trust, SEI Asset Allocation
                                                                 Trust, SEI Daily Income Trust, SEI
                                                                 Institutional International Trust, SEI
                                                                 Institutional Investments Trust, SEI
                                                                 Institutional Managed Trust, SEI Liquid Asset
                                                                 Trust, SEI Tax Exempt Trust, and SEI Alpha
                                                                 Strategy Portfolios, L.P.

Chief Executive Officer, Inc.                          28        Trustee of the Advisors' Inner Circle Fund,
Newfound Consultants, Inc. since April 1997.                     Bishop Street Funds, State Street Navigator
General Partner, Teton Partners, L.P., June                      Securities Lending Trust, SEI Asset
1991-December 1996; Chief Financial Officer,                     Allocation Trust, SEI Daily Income Trust, SEI
Nobel Partners, L.P., March 1991-December                        Institutional International Trust, SEI
1996; Treasurer and Clerk, Peak Asset                            Institutional Investments Trust, SEI
Management., since 1991.                                         Institutional Managed Trust, SEI Liquid Asset
                                                                 Trust, SEI Tax Exempt Trust, Director of SEI
                                                                 Alpha Strategy Portfolios, L.P., SEI
                                                                 Opportunity Fund, L.P. and SEI Structured
                                                                 Credit Fund, L.P., member of the independent
                                                                 review committee for SEI's Canadian-
                                                                 registered mutual funds.

Vice President Compliance, AARP Financial Inc.         28        Trustee of The Advisors' Inner Circle Fund
from 2008 until July, 2010. Self-Employed                        and Bishop Street Funds.
Legal and Financial Services Consultant since
2003. Counsel to State Street Bank Global
Securities and Cash Operations from 1995 to
2003.

Self-Employed Business Consultant, Business            28        Trustee of The Advisors' Inner Circle Fund
Project Inc. since 1997. CEO and President,                      and Bishop Street Funds. Director of Oregon
United Grocers Inc. from 1997 to 2000.                           Transfer Co.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND





                                                  POSITION(S)
                NAME, ADDRESS,                     HELD WITH                   TERM OF OFFICE AND
               DATE OF BIRTH (1)                   THE TRUST                LENGTH OF TIME SERVED(2)
----------------------------------------------   -------------   ---------------------------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)
MITCHELL A. JOHNSON                                 Trustee                       (Since 2005)
3/1/42








JAMES K. DARR                                       Trustee                       (Since 2008)
8/17/44



OFFICERS
PHILIP T. MASTERSON                                President                      (Since 2008)
3/12/64






MICHAEL LAWSON                                     Treasurer,                     (Since 2005)
10/8/60                                            Controller
                                                   and Chief
                                                   Financial
                                                    Officer


RUSSELL EMERY                                        Chief                        (Since 2006)
12/18/62                                           Compliance
                                                    Officer












----------
(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

                                                   NUMBER OF
                                                    FUNDS IN
                                                 THE ADVISORS'
                                                 INNER CIRCLE
                                                    FUND II
                                                  OVERSEEN BY                 OTHER DIRECTORSHIPS
  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     BOARD MEMBER              HELD BY BOARD MEMBER(3)
----------------------------------------------   -------------   ---------------------------------------------


Retired.                                               28        Director, Federal Agricultural Mortgage
                                                                 Corporation. Trustee of the Advisors' Inner
                                                                 Circle Fund, and Bishop Street Funds, SEI
                                                                 Asset Allocation Trust, SEI Daily Income
                                                                 Trust, SEI Institutional International Trust,
                                                                 SEI Institutional Investments Trust, SEI
                                                                 Institutional Managed Trust, SEI Liquid Asset
                                                                 Trust, SEI Tax Exempt Trust, and SEI Alpha
                                                                 Strategy Portfolios, L.P.

CEO, Office of Finance, FHL Banks from 1992            28        Director of Federal Home Loan Bank of
to 2007.                                                         Pittsburgh and Manna, Inc. and Trustee of the
                                                                 Advisors' Inner Circle Fund and Bishop Street
                                                                 Funds.


Managing Director of SEI Investments since            N/A                             N/A
2006. Vice President and Assistant Secretary
of the Administrator from 2004 to 2006.
General Counsel of Citco Mutual Fund Services
from 2003 to 2004. Vice President and
Associate Counsel for the Oppenheimer Funds
from 2001 to 2003.

Director, SEI Investments, Fund Accounting            N/A                             N/A
since July 2005. Manager, SEI Investments AVP
from April 1995 to February 1998 and November
1998 to July 2005.



Chief Compliance Officer of SEI Structured            N/A                             N/A
Credit Fund, LP and SEI Alpha Strategy
Portfolios, LP since June 2007. Chief
Compliance Officer of SEI Opportunity Fund,
LP, SEI Institutional Managed Trust, SEI Asset
Allocation Trust, SEI Institutional
International Trust, SEI Institutional
Investments Trust, SEI Daily Income Trust, SEI
Liquid Asset Trust and SEI Tax Exempt Trust
since March 2006. Director of Investment
Product Management and Development, SEI
Investments, since February 2003. Senior
Investment Analyst, - Equity team at SEI
Investments from March 2000 to February 2003.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND





                                                  POSITION(S)
                NAME, ADDRESS,                     HELD WITH                   TERM OF OFFICE AND
               DATE OF BIRTH (1)                   THE TRUST                 LENGTH OF TIME SERVED
----------------------------------------------   -------------   ---------------------------------------------
OFFICERS (CONTINUED)
JOSEPH M. GALLO                                       Vice                        (Since 2007)
4/29/73                                          President and
                                                   Secretary





CAROLYN F. MEAD                                       Vice                        (Since 2005)
7/8/57                                           President and
                                                   Secretary


JAMES NDIAYE                                          Vice                        (Since 2005)
9/11/68                                          President and
                                                   Assistant
                                                   Secretary



TIMOTHY D. BARTO                                      Vice                        (Since 2000)
3/28/68                                          President and
                                                   Assistant
                                                   Secretary


MICHAEL BEATTIE                                       Vice                        (Since 2009)
3/13/65                                            President

ANDREW S. DECKER                                  AML Officer                     (Since 2008)
8/22/63


----------
(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

                                                   NUMBER OF
                                                    FUNDS IN
                                                 THE ADVISORS'
                                                 INNER CIRCLE
                                                    FUND II
                                                  OVERSEEN BY                 OTHER DIRECTORSHIPS
  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     BOARD MEMBER               HELD BY BOARD MEMBER
----------------------------------------------   -------------   ---------------------------------------------

Attorney for SEI Investments since 2007;              N/A                             N/A
Associate Counsel, ICMA-RC from 2004-2007.
Assistant Secretary of the VantageTrust
Company in 2007. Assistant Secretary of the
Vantagepoint Funds from 2006-2007.
Investigator, U.S. Department of Labor from
2002-2004.

Counsel at SEI Investments since 2007;                N/A                             N/A
Associate at Stradley, Ronon, Stevens & Young
from 2004-2007; Counsel at ING Variable
Annuities from 1999-2002.

Employed by SEI Investments Company since             N/A                             N/A
2004. Vice President, Deutsche Asset
Management from 2003-2004. Associate, Morgan,
Lewis & Bockius LLP from 2000-2003. Counsel,
Assistant Vice President, ING Variable
Annuities Group from 1999-2000.

General Counsel, Vice President and Assistant         N/A                             N/A
Secretary of SEI Investments Global Funds
Services since 1999; Associate, Dechert (law
firm) from 1997-1999; Associate, Richter,
Miller & Finn (law firm) from 1994-1997.

Director of Client Services at SEI since 2004.        N/A                             N/A


Compliance Officer and Product Manager of SEI         N/A                             N/A
Investments since 2005. Vice President, Old
Mutual Capital from 2000 to 2005.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's costs in two ways.

- Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- Hypothetical 5% Return. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

Note: Because the hypothetical return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                              BEGINNING        ENDING       ANNUALIZED   EXPENSES PAID
                               ACCOUNT      ACCOUNT VALUE    EXPENSE         DURING
                             VALUE 2/1/10      7/31/10        RATIOS        PERIOD*
                             ------------   -------------   ----------   -------------
ACTUAL FUND RETURN
Institutional Class Shares     $1,000.00      $  978.70        1.30%         $6.38
Investor Class Shares           1,000.00         976.00        1.55           7.59
HYPOTHETICAL FUND RETURN
Institutional Class Shares     $1,000.00      $1,018.35        1.30%         $6.51
Investor Class Shares           1,000.00       1,017.11        1.55           7.75

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders who do not have a July 31, 2010 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2010 taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2010, the Fund is designating the following items with regard to distributions paid during the year.

                                                                                  FOREIGN INVESTORS
                                                                             ---------------------------
                                                  QUALIFYING
                                                     FOR
                                                  CORPORATE
  LONG-TERM        ORDINARY                       DIVIDENDS     QUALIFYING    INTEREST       SHORT-TERM
 CAPITAL GAIN       INCOME          TOTAL          RECEIVED      DIVIDEND      RELATED      CAPITAL GAIN
DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS   DEDUCTION (1)   INCOME (2)   DIVIDEND(3)   DIVIDENDS (4)
-------------   -------------   -------------   -------------   ----------   -----------   -------------
    0.00%          100.00%         100.00%         100.00%        100.00%       0.00%          0.00%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS).

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH RELIEF RECONCILIATION ACT OF 2003 AND ITS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). IT IS THE INTENTION OF EACH OF THE AFOREMENTIONED FUNDS TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY LAW.

(3) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING INTEREST INCOME" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS A PERCENTAGE OF NET INVESTMENT INCOME THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID FOR FOREIGN INVESTORS.

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING SHORT-TERM CAPITAL GAIN" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of the Advisors Inner Circle Fund II (the "Trust") considered the approval of an interim investment advisory agreement and a new investment advisory agreement for the Fund.

On May 31, 2009, William Reaves retired from his positions of Non-Executive Chairman of the Fund's adviser, W.H. Reaves & Co., Inc. (the "Adviser"), and portfolio manager of the Fund. After his retirement, Mr. Reaves was no longer involved in the day-to-day operations of the Fund or the Adviser, but retained a controlling interest in the Adviser. On May 6, 2010, Mr. Reaves sold this interest back to the Adviser (the "Transaction"). Under the 1940 Act, since Mr. Reaves was a control person of the Adviser, the sale of his interest in the Adviser constituted a change of control of the Adviser that resulted in the assignment, and automatic termination, of the prior investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the "Prior Agreement"). In anticipation of the Transaction, at a meeting held on March 23, 2010, the Board was asked to approve (i) an interim agreement (the "Interim Agreement") under which the Adviser would continue to provide investment advisory services during the period between May 6, 2010 and shareholder approval of a new agreement between the Adviser and the Trust, on behalf of the Fund and
(ii) the New Agreement (the "New Agreement"). The Board was informed that the terms of the Interim Agreement were substantially similar to the terms of the Prior Agreement, except for the duration of the agreement and the manner in which the Adviser would be compensated. The Interim Agreement would continue in effect for a period of no greater than 150 days. The Board was also informed that the terms of the New Agreement were identical to the terms of the Prior Agreement.

In approving the Interim Agreement and the New Agreement at its meeting held on March 23, 2010, the Board relied on the information it had received at its August 11-12, 2009 Board meeting, at which time it considered and renewed the Prior Agreement between the Fund and the Adviser. In addition, at the March 2010 Board meeting, the Adviser informed the Board that no material events had occurred since the August 2009 Board meeting, nor was it aware of any additional information that would reasonably be expected to have a material impact upon the Board's consideration of the Interim Agreement or the New Agreement. The Board also took into account that it was sufficiently familiar with the services provided by the Adviser, its respective personnel and prior performance, based on past dealings with the Adviser, its regular monitoring process and the quarterly reports it receives from the Adviser. The Board also considered that the Prior Agreement would be terminated as a result of the Transaction. Further, the terms of the New Agreement were identical to those contained in the Prior Agreement.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONTINUED)(UNAUDITED)

At its August 11-12, 2009 meeting, the Board completed its annual review and approval of the continuance of the Prior Agreement. Prior to that meeting, the Board, including the Independent Trustees advised by their independent legal counsel, received and reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund;
(iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors. Many of the factors considered at the August 2009 meeting were applicable to the Board's evaluation of the Interim Agreement and the New Agreement at the March 2010 meeting. Accordingly, in evaluating such agreements, the Board relied upon its knowledge and experience with the Adviser and considered the information received and its evaluations and conclusions drawn at the August 2009 meeting. Further, at its March 2010 meeting, the Board considered the Transaction and the potential effects of the Transaction on the management of the Fund. The Board took into account that Mr. Reaves had not been involved in the day to day management of the Fund or the Adviser since May 2009. The Board also noted that the Adviser would bear the costs associated with obtaining shareholder approval of the New Agreement. The Board then deliberated on the approval of both the Interim Agreement and the New Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the approval of both the Interim Agreement and the New Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board noted that there are no material differences between the terms of the Prior Agreement, the Interim Agreement and the New Agreement, including the fees payable thereunder. The Board also noted that the Transaction would not impact the day to day management of the Fund or the Adviser. Based on its review along with its considerations regarding services at the annual review, the Board concluded that the expected nature, quality and extent of such services supported approval of the Interim Agreement and the New Agreement.

Investment Performance of the Fund and the Adviser

During the annual review, the Board compared the Fund's performance to benchmark indices and other similar mutual funds over various periods of time

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONCLUDED)(UNAUDITED)

and concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Fund. The Board further noted that the Fund's investment policies and strategies were not expected to change as a result of the Transaction. The Board also noted that the portfolio managers of the Fund would continue to be jointly and primarily responsible for the day to day management of the Fund after the Transaction. In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the Interim Agreement and the New Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

During the annual review, the Board considered, among other things, the advisory fee and expenses of the Fund and comparisons of such fee and expenses with peers. At the annual review, the Board determined that the Fund's advisory fee and expenses were reasonable. In evaluating the profitability of the Adviser under the Interim Agreement and the New Agreement, the Board considered their conclusions at its prior review and noted the fee schedule under the Interim Agreement and the New Agreement is identical to that under the Prior Agreement. Taking into consideration its prior evaluation of fees and expenses at the annual renewal, the Board determined that the advisory fee and expenses were reasonable.

Moreover, the Board was satisfied that, at the annual review, the Adviser's level of profitability for its advisory activities was reasonable and that the Transaction should have no effect on the Adviser's profitability from the Fund. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved.

Based on the Board's deliberations and evaluation of the information discussed previously, the Board, including the Independent Trustees, unanimously concluded that the terms of the Interim Agreement and the New Agreement are fair and reasonable, that the scope and quality of services to be provided will be at least equivalent to the scope and quality of services provided under the Prior Agreement, and that the fees under the Interim Agreement and New Agreement are reasonable in light of the services to be provided to the Fund. The Board, and the Independent Trustees voting separately, approved the Interim Agreement and the New Agreement and concluded that the New Agreement should be recommended to shareholders for approval.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

SHAREHOLDER VOTING RESULTS (UNAUDITED)

On August 27, 2010, a shareholder meeting was held to approve a new investment advisory agreement ("New Agreement") between the Trust, on behalf of the Fund, and W.H. Reaves & Co., Inc. ("Reaves" or the "Adviser"), the investment adviser to the Fund. A majority of the outstanding voting securities (as defined in the Investment Company of 1940, as amended) of the Fund have voted in favor of the proposal as stated herein.

                                     % of          % of Shares
              No. of Shares   Outstanding Shares     Present
              -------------   ------------------   -----------
Affirmative     4,071,518            52.37             99.91
    Against           533             0.01              0.01
    Abstain         3,100             0.04              0.08
      Total     4,075,151            52.42            100.00

                                      NOTES

                                      NOTES

                           Reaves Select Research Fund
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009

                               Investment Adviser:
                             W.H. Reaves & Co, Inc.
                                10 Exchange Place
                                   18th Floor
                              Jersey City, NJ 07302

                                  Distributor:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 Administrator:
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 Legal Counsel:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

                 Independent Registered Public Accounting Firm:
                               Ernst & Young, LLP
                         2001 Market Street, Suite 4000
                             Philadelphia, PA 19103

          This information must be preceded or accompanied by a current prospectus for the Fund.

WHR-AR-001-0600

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, and any person who performs a similar function.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Ernst & Young LLP ("E&Y") related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:


                                                   2010                                                  2009
                           ---------------------------------------------------   ---------------------------------------------------
                                               All fees and     All other fees                       All fees and     All other fees
                                               services to     and services to                       services to     and services to
                            All fees and         service           service         All fees and        service           service
                           services to the   affiliates that   affiliates that   services to the   affiliates that   affiliates that
                           Trust that were      were pre-      did not require   Trust that were      were pre-      did not require
                             pre-approved        approved        pre-approval      pre-approved        approved        pre-approval
                           ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
(a)   Audit Fees(1)            $314,172           $1,377             N/A             $333,388            N/A               N/A
(b)   Audit-Related Fees            N/A              N/A             N/A                  N/A            N/A               N/A
(c)   Tax Fees                      N/A              N/A             N/A                  N/A            N/A               N/A
(d)   All Other Fees (1)            N/A              N/A             N/A                  N/A            N/A               N/A

Notes:

(1) Audit fees include amounts related to the audit of the Trust's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) Audit Committee's Pre-Approval Policies and Procedures. The Trust's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:
(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                       2010      2009
                     -------   -------
Audit-Related Fees   100.00%   100.00%
Tax Fees               0.00%     0.00%
All Other Fees         0.00%     0.00%

(f) Not applicable.

(g) The aggregate non-audit fees and services provided to the Trust and billed by E&Y for the last two fiscal years were $0 and $0 for 2010 and 2009, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            The Advisors' Inner Circle Fund II


By (Signature and Title)                /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson
                                        President

Date: October 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)                /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson
                                        President

Date: October 8, 2010


By (Signature and Title)                /s/ Michael Lawson
                                        ----------------------------------------
                                        Michael Lawson
                                        Treasurer, Controller and
                                        Chief Financial Officer

Date: October 8, 2010